UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2006

DynCorp International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

3190 Fairview Park Drive, Suite 350, Falls Church, Virginia	22042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (571) 722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                  Results of Operations and Financial Condition.

On November 8, 2006, DynCorp International Inc. (the “Company”) issued a press release announcing its financial results for the fiscal 2007 second quarter ended September 29, 2006.  A copy of the press release, which includes information on the Company’s scheduled conference call on November 9, 2006, is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description of Exhibit
99.1	DynCorp International Inc. press release dated November 8, 2006 announcing financial results for the fiscal quarter ended September 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: November 8, 2006	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer